UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 11, 2006

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                         POLYDEX PHARMACEUTICALS LIMITED
             (Exact name of registrant as specified in its charter)

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 Commonwealth of the Bahamas              1-8366                    None
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                   421 Comstock Road
               Toronto, Ontario, Canada                     M1L 2H5
       (Address of principal executive offices)           (Zip Code)

                                 (416) 755-2231
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

      (a) On January 11, 2006, Polydex Pharmaceuticals Limited (the "Company") was informed that its independent registered accounting firm, Sloan Partners
LLP, is in the process of merging its reporting issuer audit practice into Schwartz Levitsky Feldman LLP, a registered accounting firm having its principal office in Toronto, Ontario, Canada. The relationship of the Company with Sloan Partners LLP has consequently been terminated due to this merger. This termination did not involve a dispute between the Company and Sloan Partners LLP over accounting policies or practices.

            The independent audit report of the Company's independent registered accounting firm on the consolidated financial statements of the Company as of and for the fiscal years ended January 31, 2005 and 2004 did not contain any adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended January 31, 2005 and during the interim period from that date to January 11, 2006, there were no disagreements with the Company's independent registered accounting firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Company's independent registered accounting firm, would have caused the Company's independent registered accounting firm to make reference to the subject matter of the disagreements in connection with its report. No reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two fiscal years ended January 31, 2005 and during the period from that date to January 11, 2006.

            Sloan Partners LLP has reviewed the preceding statements, and a copy of the response of Sloan Partners LLP is attached as Exhibit 99.1 to this Form 8-K.

      (b) Effective January 11, 2006, the Company, upon the recommendation of the Audit Committee of its Board of Directors, has engaged Schwartz Levitsky Feldman LLP as its independent registered accounting firm to audit the Company's financial statements. In the two fiscal years ended January 31, 2005 and during the interim period from that date to January 11, 2006, the Company did not consult Schwartz Levitsky Feldman LLP on any matter.

Item 9.01.        Financial Statements and Exhibits.

       (c)        Exhibits.

         Exhibit   No.     Description

         99.1              Response of Sloan Partners LLP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 17, 2006

                                        POLYDEX PHARMACEUTICALS LIMITED

                                        By:      /s/  George G. Usher
                                                 --------------------------
                                                 George G. Usher
                                                 Chairman, President and
                                                 Chief Executive Officer

Exhibit Index

         Exhibit   No.     Description

         99.1              Response of Sloan Partners LLP